SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                SFB Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:


  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------

                         [SFB Bancorp, Inc. Letterhead]









March 31, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of SFB Bancorp, Inc., (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on April 29, 1999, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crisp Hughes Evans LLP, certified public accountants, will be present to respond to any questions you may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                                Sincerely,

                                                /s/ Peter W. Hampton
                                                --------------------------------
                                                Peter W. Hampton
                                                President

--------------------------------------------------------------------------------
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SFB Bancorp, Inc. (the "Company"), will be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on April 29, 1999, at 2:00 p.m. for the following purposes:

1.       To elect two directors of the Company; and

2. To ratify the appointment of Crisp Hughes Evans LLP, as independent auditors of the Company for the fiscal year ending December 31, 1999;

all as set forth in this Proxy Statement accompanying this Notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 15, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY YOU MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Peter W. Hampton, Jr.
                                              ----------------------------------
                                              Peter W. Hampton, Jr.
                                              Secretary
Elizabethton, Tennessee
March 31, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SFB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on April 29, 1999, 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 31, 1999. The Company acquired all of the outstanding stock of Security Federal Bank (the "Bank") issued in connection with the completion of the Bank's mutual-to-stock conversion on May 29, 1997 (the "Conversion").


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         If the enclosed proxy card is properly signed and returned, your shares will be voted on all matters that properly come before the Meeting for a vote. If instructions are specified in your signed proxy card with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in your signed proxy card, your shares will be voted (a) FOR the election of directors named in the Proposal 1,
(b) FOR Proposal 2 (ratification of independent auditors), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (the "Secretary") written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 15, 1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 692,217 shares of Common Stock issued and outstanding.

         The charter of the Company ("Charter") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Charter and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Charter), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Charter, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non- Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at that date.

                                                               Percent of Shares
                                         Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership     Outstanding
------------------------------------     --------------------     -----------

Security Federal Bank
Employee Stock Ownership Plan ("ESOP")
632 East Elk Avenue
Elizabethton, Tennessee 37643                    61,360(1)          8.9%

Malta Hedge Fund II, L.P.
Malta Hedge Fund, L.P.
Malta Partners II, L.P.
Malta Partners, L.P.
Sandler O'Neill Asset Management LLC
SOAM Holdings, LLC
Mr. Terry Maltese
712 Fifth Avenue, 22nd Floor
New York, New York 10019                         69,000(2)          9.9%

Mr. Jeffrey L. Gendell
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
31 West 52nd Street, 17th Floor
New York, New York 10019                         45,400(3)          6.6%

All directors and executive officers of the
Company as a group (7 persons)                   78,156(4)         11.1%


-------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of non-employee directors Donald W. Tetrick, John R. Crockett, Jr. and Julian T. Caudill to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Voting Record Date, 13,376 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Malta Hedge Fund II, L.P. ("MHF II"), Malta Hedge Fund, L.P. ("MHF), Malta Partners II, L.P. ("MP II"), Malta Partners, L.P. ("MPLP"), Sandler O'Neill Asset Management, LLC ("Sandler O'Neill"), SOAM Holdings, LLC ("SOAM"), and Terry Maltese ("Maltese") is derived from an amended Schedule 13D, dated January 11, 1999, which states that as of December 1, 1998, MHF II, MHF, MP II, MPLP, Sandler O'Neill, SOAM, and Maltese had shared voting and shared dispositive power with respect to 6,120 shares, 19,380 shares, 9,760 shares, 33,740 shares, 69,000 shares, 69,000 shares, and 69,000 shares respectively. The amended Schedule 13D also states that MHF II, MHF, MP II, and MHLP, each have the power to dispose of and to vote the stock beneficially owned by it, which power may be exercised by its general partner, Holdings. Holdings is a party to a management agreement with SOAM pursuant to which SOAM shares the power to dispose of and to vote the shares of common stock beneficially owned by Holdings. Mr. Maltese, as President and Managing member of Holdings and SOAM, shares the power to dispose of and to vote the shares of Common Stock beneficially owned by Holdings and SOAM. Holdings, SOAM and Maltese disclaims direct ownership of the Common Stock.
(3) The information as to Jeffrey L. Gendell, Tontine Management, L.L.C., Tontine Financial Partners, L.P., (the "Reporting Group") is derived from a Schedule 13D filed on June 18, 1998, filed by the Reporting Group, which states that as of March 17, 1998, that the Reporting Group each had shared voting and shared dispositive power with respect to 45,400 shares.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 12,347 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1998 Stock Option Plan (the "1998 Stock Option Plan"). Excludes 19,760 shares of Common Stock previously awarded under the Bank's Restricted Stock Plan ("RSP") which are subject to forfeiture and for which the individuals in the group exercise no voting control. Excludes 56,982 shares held by the ESOP (61,360 shares minus 4,378 shares allocated to executive officers) and 19,760 RSP shares (except for Messrs. Hampton and Hampton, Jr.) over which certain directors, by their position as either a member of the ESOP Committee, ESOP trust or RSP trust, exercise shared voting and investment power. As RSP trustees, Messrs. Hampton and Hampton, Jr. exclude 12,396 and 13,869 RSP shares, respectively. Such individuals serving as a member of the ESOP Committee, ESOP trust, or RSP trust disclaim beneficial ownership with respect to such shares. See Proposal 1 - Information with Respect to Nominees for Director; Directors Whose Terms Continue; and Executive Officers.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year.

--------------------------------------------------------------------------------
                PROPOSAL 1 - INFORMATION WITH RESPECT TO NOMINEES
      FOR DIRECTOR, DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Charter requires that the Board of Directors (or "the Board") be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board currently consists of six members. Two directors will be elected at the Meeting to serve for a three-year term or until their successors have been elected and qualified.

         Michael L. McKinney has been nominated by the Board of Directors to serve as a Director for a three year term to expire in 2001. Mr. Michael L. McKinney was elected by the Board on March 17, 1999 to fill the vacancy created by the death of Estill L. Candill, Jr. on March 1, 1999. Peter W. Hampton has been nominated by the Board of Directors to serve as a director for a three-year term to expire in 2001. Mr. Hampton is currently a member of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."



                                                          Shares of
                                                         Common Stock
                                                 Current Beneficially
                                     Year First   Term   Owned as of
                                     Elected or    to     March 15,   Percent
Name and Title               Age(1) Appointed(2) Expire    1999 (3)    Owned
--------------               ------ ------------ ------- ------------ -------

BOARD NOMINEES FOR TERM TO EXPIRE IN 2001

Michael L. McKinney
Director                       40       1999      1999          500   --%(5)

Peter W. Hampton
President and Director         79       1963      1998    39,297(4)     5.7%

DIRECTORS CONTINUING IN OFFICE

Peter W. Hampton, Jr.
Secretary and Director         48       1994      1999    17,912(4)     2.6%

Donald W. Tetrick
Director                       81       1963      1999     4,705(4)   --%(5)

John R. Crockett, Jr.
Treasurer and Director         78       1963      2000     1,710(4)   --%(5)

Julian T. Caudill
Director                       80       1963      2000     6,610(4)     1.0%

-------------------------
(1)  At December 31, 1998
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. The share amounts listed include shares of Common Stock that the following persons have the right to acquire within 60 days of the Record Date: Peter W. Hampton,

(footnotes  continue on next page)

     4,295, Peter W. Hampton, Jr. 3,988, Donald W. Tetrick 1,150, John R. Crockett, Jr. 1,150, and Julian T. Caudill 1,150. For Messrs. Tetrick, Crockett, and Caudill, respectively, each excludes 1,841 restricted shares granted to each such individuals pursuant to RSP which remain subject to forfeiture and for which each such individual does not exercise voting control. Similarly, for Messrs. Hampton, and Hampton, Jr., excludes 7,364 and 5,891 restricted shares, respectively. See "Director and Executive Officer Compensation."
(4) Excludes 56,982 shares of Common Stock under the ESOP and 19,760 RSP shares (except for Messrs. Hampton and Hampton, Jr.) for which such individual serves as a member of the ESOP Committee, ESOP trust and RSP trust. Messrs. Hampton and Hampton, Jr. exclude 12,396 and 13,869 RSP shares, respectively. Additionally, such individuals neither serve as a member of the ESOP Committee nor the ESOP trust. See "Voting Securities and Principal Holders Thereof."
(5)  Less than 1.0% of Common Stock outstanding.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                           Age as of
Name                   December 31, 1998   Positions Held With the Company
----                   -----------------   -------------------------------

Peter W. Hampton              79           President and Director

Peter W. Hampton, Jr.         48           Secretary and Director

John R. Crockett, Jr.         78           Treasurer and Director

Bobby K.S. Hyatt              30           Principal Accounting Officer


Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. Except as noted, all directors of the Bank in March, 1997 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Director and Executive Officer Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Julian T. Caudill has been a member of the Board of Directors of the Bank since 1963. Mr. Caudill is a retired pharmacist. He is a member of the Elizabethton Rotary Club and the American Cancer Society.

         John R. Crockett, Jr. has been a member of the Board of Directors and Treasurer and Secretary of the Bank since 1963. Mr. Crockett is a retired realtor.

         Peter W. Hampton has been the President and a member of the Board of Directors of the Bank since 1963. Mr. Hampton is a member of the Elizabethton/Carter County Economic Development Commission and the Carter County Chamber of Commerce. Mr. Hampton is the father of Peter W. Hampton, Jr.

         Peter W. Hampton, Jr. has been a member of the Board of Directors of the Bank since 1994 and has served as Vice Chairman of the Board of the Bank since December 1996. Since 1977, Mr.

Hampton has been an attorney in the law firm of Hampton & Street and has been employed as our General Counsel since 1994. Mr. Hampton, Jr. is the son of Peter
W. Hampton.

         Michael L. McKinney was appointed to the Board of the Directors of the Bank and the Company on March 17, 1999. Since 1983, Mr. McKinney has been a self employed general contractor in Elizabethton.

         Donald W. Tetrick has been Chairman of the Bank's Board of Directors since 1963. Mr. Tetrick is a member of the Elizabethton Kiwanis Club, the Carter County Chamber of Commerce and a member of the Board of Directors of First United Methodist Church. Mr. Tetrick is also a retired funeral home director.

Executive Officer who is not a Director

         Bobby K.S. Hyatt has been the Principal Accounting Officer of the Company since 1997 and an Assistant Vice President of the Bank since 1995. Prior to that he was an accountant with the firm of T. Alan Walls, C.P.A., P.C. and prior to that he was employed by the Bank. He received his certified public accountant designation in 1993. Mr. Hyatt is a member of the board of directors of the Elizabethton Kiwanis Club.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1998, the Board of Directors held a total of 15 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the year ended December 31, 1998. In addition to other committees, as of December 31, 1998, the Board had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's bylaws. The Nominating Committee, which is not a standing committee, met once during the 1998 fiscal year.

         The Compensation and Benefits Committee is comprised of the entire Board of Directors. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met two times during the 1998 fiscal year.

         The Audit Committee is comprised of Directors Donald W. Tetrick,  Peter
W. Hampton, Jr. and Julian T. Caudill. This standing committee is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. The Audit Committee met five times during the 1998 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each of the directors is paid a monthly fee of $600. Additionally, each director is also a member of the Executive/Loan Committee and receives a fee of $35 per meeting attended. Total aggregate fees paid to the current directors for the year ended December 31, 1998 were $51,025.

         Under the 1998 Stock Option Plan, each outside director was granted, effective June 1, 1998 (the "effective date of grant"), options to purchase 5,752 shares of Common Stock at an exercise price of $16.69. Messrs. Hampton and Hampton, Jr. received options to purchase 21,476 and 19,942 shares of Common Stock, respectively, at an exercise price of $16.69. Of the options granted, 20% were exercisable immediately and the remaining options are exercisable immediately and the remaining options are exercisable at the rate 20% per year commencing from the effective date of grant. The options granted to each director shall become immediately exercisable in the event of death, disability or retirement of a director, change in control of the Company or Bank.

         Under the RSP, each outside director was awarded, effective June 1, 1998 (the "effective date of grant"), 2,301 shares of Common Stock. Messrs. Hampton and Hampton, Jr. were awarded 9,204 and 7,363 shares of Common Stock, respectively. All directors will earn shares awarded to them at the rate of 20% per year, commencing from the effective date of grant. Awards of restricted stock to each director shall be immediately non-forfeitable in the event of death, disability or retirement of a director, or change in control of the Company or Bank. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Officer Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the two years then ended that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                              Long-Term Compensation
                                  Annual Compensation                Awards
                           ---------------------------------- -----------------------
                                                                          #Securities
                                                               Restricted  Underlying         All
Name and            Fiscal                     Other Annual      Stock      Options/         Other
Principal Position   Year  Salary($) Bonus($) Compensation(1) Award(s) (2)  SARs (3)    Compensation($)
-------------------  ----  --------- -------- --------------- ------------ ----------   ---------------
Peter W. Hampton     1998   80,000   22,000      10,307        $153,615      21,476          14,940(4)
President            1997   77,295   24,000      10,238              --          --          13,542(4)
                     1996   73,614   24,500       9,280              --          --           9,811(5)


(footnotes on next page)

--------------------------
(1) Consists of director and committee fees of $8,880, and $1,427 for health, life and disability insurance premiums paid on behalf of the named executive officer in 1998, and $8,715 and $1,523 for these fees and premiums in 1997. In 1996, consists of director and committee fees of $8,715 and $1,523 respectively, for health, life and disability insurance.
(2) Represents the award of 9,204 shares of Common Stock under the RSP as of June 1, 1998 on which date the market price of such stock was $16.69 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on June 1, 1998. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of December 31, 1998, based upon a market price of $11.75 per share, such award of 9,204 shares had an aggregate value of $108,147.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 20% per year commencing on June 1, 1998. The exercise price equals the market value of the Common Stock on the date of grant of $16.69.
(4)  At December 31, 1998 and 1997, consists of 1,494 shares ($14,940) and 1,354 shares ($13,542) of stock allocated under the ESOP. Such shares had a market value of $17,555 and $20,483, at December 31, 1998 and 1997, respectively.
(5) Consists of payments made on behalf of the individual in regard to the Bank's savings and retirement plan.


                             OPTION/SAR GRANTS TABLE
                    Option/SAR Grants in Last Fiscal Year (1)
                    -----------------------------------------

                                Individual Grants
--------------------------------------------------------------------------------
                                     % of Total
                   # of Securities  Options/SARs
                     Underlying      Granted to  Exercise or
                    Options/SARs    Employees in  Base Price   Expiration
 Name                Granted(#)     Fiscal Year     ($/Sh)        Date
 ---------------   ---------------  ------------ -----------   ----------

Peter W. Hampton       21,476           42%         $16.69    June 1, 2008

-----------------
(1) No Stock Appreciation Rights (SARs) are authorized under the plan.

                      Aggregated Option/SAR Exercises in Last Fiscal Year,and FY-End Option/SAR Values
                      --------------------------------------------------------------------------------
                                                          Number of Securities        Value of Unexercised
                                                         Underlying Unexercised           In-The-Money
                                                            Options/SARs at               Options/SARs
                  Shares Acquired                              FY-End (#)                at FY-End ($)
Name              on Exercise (#)Value Realized($)(1) Exercisable/Unexercisable  Exercisable/Unexercisable(1)
----              ----------------------------------- -------------------------  ----------------------------
Peter W. Hampton       0                0                    4,295 / 17,181                 $ 0 / $0

------------------
(1) Based upon an exercise price of $16.69 per share and estimated price of $11.75 at December 31, 1998.

         Employment Agreement. The Bank entered into an employment agreement with Peter W. Hampton, President of the Bank ("Agreement"). Mr. Hampton's base salary under the Agreement is $73,614. The Agreement has a term of three years and may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Hampton without just cause, Mr. Hampton will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. The Agreement contains a provision stating that in the event of the termination of employment in connection with a change in control of the Bank, Mr. Hampton will be paid a lump sum amount equal to 2.99 times his five year average annual taxable compensation. If such payments had been made under the Agreement as of December 31, 1998, such payments would have equaled approximately $299,000. The Agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Hampton shall become disabled during the term of the Agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 60% of such base salary for the remaining term of such Agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

         Peter W. Hampton, Jr., is a partner of the law firm of Hampton & Street in Elizabethton, Tennessee. The Bank retains the services of Mr. Hampton's firm, and the firm performs certain legal work for the Bank. Fees paid to the law firm by the Bank's borrowers for services performed on the Bank's behalf were $67,560 and $68,535 for the 1998 and 1997 fiscal year.

--------------------------------------------------------------------------------
              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Crisp Hughes Evans LLP, was the Company's independent public accountant for the 1998 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with Crisp Hughes Evans LLP to be its auditors for the fiscal year ended December 31, 1999. A representative of Crisp Hughes Evans LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crisp Hughes Evans LLP, as the Company's auditors for the fiscal year ending December 31, 1999.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters. Under the Company's bylaws, no new business or proposals submitted by stockholders shall be acted upon at the Meeting unless such business or proposal is stated in writing and filed with the Secretary by April 2, 1999.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, will be mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In  order  to be  considered  for  inclusion  in  the  Company's  proxy statement for the annual meeting of stockholders to be held in 2000, all stockholder proposals must be submitted to the Secretary at its offices at 632 East Elk Avenue, Elizabethton, Tennessee, 37643, on or before December 2, 1999. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 1999 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's 1999 proxy statement must be submitted to the Secretary, at the address set forth above, by February 28, 2000. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the Company's bylaws in order to be considered at the Company's 1999 annual meeting of stockholders.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SFB BANCORP, INC., 632 EAST ELK AVENUE, ELIZABETHTON, TENNESSEE 37643.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Peter W. Hampton, Jr.
                                              ----------------------------------
                                              Peter W. Hampton, Jr.
                                              Secretary

Elizabethton, Tennessee
March 31, 1999

APPENDIX A

--------------------------------------------------------------------------------
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of SFB Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on April 29, 1999, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:
                                                FOR        WITHHELD

1.  To elect as directors the nominees
    listed below (except as marked to the       |_|          |_|
    contrary below):

    Peter W. Hampton
    Michael L. McKinney

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

                                               FOR      AGAINST     ABSTAIN
2.  To ratify the  appointment  of
    Crisp Hughes  Evans LLP as  independent
    auditors of SFB Bancorp, Inc. for the
    fiscal year ending December 31, 1999.      |_|        |_|         |_|

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

          The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 31, 1999 and the 1998 Annual Report.



Dated:                              , 1999
      -----------------------------


-------------------------------------   ----------------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


-------------------------------------   ----------------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------